Exhibit 99.1

SECURED TERM PROMISSORY NOTE

$700,000.00	Nashville, Tennessee	June 30, 2007

            FOR VALUE RECEIVED, on or before ________ ___, 2009 (the "Maturity Date"), the undersigned, TRUSTCASH HOLDINGS, INC., a Delaware corporation ("Maker"), promises to pay to LTGTTC, LLC, a Tennessee limited liability company ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), without grace, at the office of Payee at Suite 2700 AmSouth Center, Nashville TN 37238, Attn. Accounting, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of SEVEN HUNDRED THOUSAND AND NO/100THS DOLLARS ($700,000.00), together with interest on the outstanding principal balance hereof from date at a fixed rate equal to five percentage points (5.00%) per annum; provided that in no event shall the rate of interest payable in respect of the indebtedness evidenced hereby exceed the maximum rate of interest from time to time allowed to be charged by applicable law (the "Maximum Rate").  Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement (as defined below).

The entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full on the Maturity Date; provided, however, notwithstanding anything to the contrary in the foregoing, Maker shall prepay the indebtedness described herein in an amount equal to twenty-five percent (25%) of any additional equity capital obtained by Maker (other than additional equity capital obtained pursuant to the exercise of the Brennecke Warrant (as defined in the Purchase Agreement (as defined below))).  Any prepayments shall be applied to first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

            All payments in respect of the indebtedness evidenced hereby shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses owing under or in connection with this Note in such order as Holder elects, except that payments shall be applied to accrued interest before principal.

            Time shall be of the essence in this Note with respect to all of Maker's obligations.

            Reference is hereby made to (i) that certain Security Agreement of even date herewith, by and between Maker, Trustcash, LLC, Alternate Payment Systems, Inc. and Payee (as the same heretofore may have been or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, herein referred to as the "Security Agreement"), that certain Guaranty of even date herewith, executed by Trustcash, LLC and Alternate Payment Systems, Inc. in favor of Payee (as the same heretofore may have been or hereafter may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, herein referred to as the "Guaranty"; and together with the Security

Agreement, "Loan Documents") and (ii) that certain Purchase Agreement of even date herewith, among Maker, Alternate Payment Systems, Inc., Trustcash, LLC and all of the holders of Membership Interest in Trustcash, LLC (as the same may be amended, supplemented, extended or otherwise modified from time to time, the "Purchase Agreement").  The indebtedness and other obligations evidenced by this Note are further evidenced and/or secured by the Loan Documents and certain other instruments and documents, as more particularly described in the Loan Documents.

            It is hereby expressly agreed that if any default shall occur in the payment of principal or interest when due as stipulated above, or if any default or event of default shall occur under the Loan Documents, Purchase Agreement or under any other instrument, document or agreement now or hereafter further evidencing, securing or otherwise relating to the indebtedness evidenced hereby; then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity.  Upon the occurrence of any default as set forth herein, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at the Maximum Rate, regardless of whether the maturity of the indebtedness evidenced hereby has been accelerated as herein provided.  All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

Maker covenants and agrees during the term of this Note as follows:  (a) Maker shall pay the indebtedness evidenced by the Note according to the tenor thereof, and shall timely pay or perform, as the case may be, all of its other obligations to Holder, (b) Maker will take all actions reasonably requested by Holder to create and maintain in Holder's favor valid liens and/or perfected security interests in any collateral for the indebtedness described herein, including, without limitation, the execution or authorization of further instruments as may be required or permitted by any law relating to notices of, or affidavits in connection with, the perfection of Holder's security interests, and to cooperate with Holder in the filing or recording and renewal thereof, (c) Maker shall maintain its corporate existence in good standing in the state of its formation and its qualification in good standing as a foreign corporation in any jurisdiction in which such qualification is necessary pursuant to applicable law, except where the failure to be so qualified would not have a material adverse effect (d) Maker shall give written notice to Holder of the occurrence of any default under this Note, the Loan Documents or the Purchase Agreement promptly upon the occurrence thereof, and (e) Maker shall give notice in writing to Holder of any action, suit or proceeding wherein the amount in issue is in excess of $25,000.00 instituted by any persons whomsoever against Maker or any dispute between Maker on the one hand and any governmental regulatory body on the other hand in which dispute might interfere with the normal operations of Maker.

            In the event this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby or the enforcement or protection of the security, Maker and each endorser, surety, guarantor or other person now or hereafter liable for payment of the indebtedness evidenced hereby or any portion thereof (individually an "Obligor" and individually and collectively the "Obligors") agree to pay a reasonable attorney's fee, all court and other costs, and the reasonable costs of any other collection efforts.

            Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other Obligors.  No failure or delay on the part of Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.  Unless otherwise specifically agreed by Holder in writing, the liability of Maker and all other Obligors shall not be affected by (1) any renewal hereof or other extension of the time for payment of the indebtedness evidenced hereby or any amount due in respect thereof, (2) the release of all or any part of any collateral now or hereafter securing the payment of the indebtedness evidenced hereby or any portion thereof, or (3) the release of or resort to any Obligor.  No modification, amendment, waiver or discharge of any provision of this Note shall be effective unless in writing and signed by the party against whom enforcement of any modification, amendment, waiver or discharge is sought, and then the same shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Obligor in any case shall entitle any Obligor to any other or further notice or demand in the same, similar or other circumstances.

            To the extent permitted by applicable law, Maker hereby waives and renounces for itself and its successors and assigns, all rights to the benefits of any appraisement, exception and homestead now provided, or that hereafter may be provided, by the Constitution and laws of the United States of America and of any state thereof in and to all of its property, real and personal, against the enforcement and collection of the indebtedness and other obligations evidenced by this Note.

            All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the interest and loan charges agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time.  If for any reason whatsoever the interest or loan charges paid or contracted to be paid in respect of the indebtedness evidenced hereby shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then, ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance remaining unpaid hereunder and/or refunded to Maker so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced hereby exceed the maximum amounts permitted from time to time by applicable law.  This provision shall control every other provision in any and all other agreements and instruments now existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

            Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, except to the extent that federal law may govern the Maximum Rate.  Maker agrees that any suit for the enforcement of this Note may be brought in the courts of Tennessee or any federal court sitting therein, and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon Maker by mail at the address specified herein.  Maker hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

            As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.  Without the prior written consent of Maker, Holder shall not assign any right, title or interest under this Note or make any endorsement thereof.  In the event that more than one person, firm or entity is a maker hereunder, then all references to "Maker" shall be deemed to refer equally to each of said persons, firms or entities, all of whom shall be jointly and severally liable for all of the obligations of Maker hereunder.

Maker hereby agrees to defend, indemnify, and hold Holder harmless from and against any and all claims, damages, judgments, penalties, costs and expenses (including attorney's fees and expenses and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of Maker, its predecessors in interests, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any law, whether such claims are asserted by any governmental agency or any other person.  This indemnity shall survive the termination of this Agreement.

MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO OR CONNECTED WITH THIS NOTE, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED IN CONNECTION HEREWITH.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT.

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            IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officer as of the date first above written.

MAKER:

TRUSTCASH HOLDINGS, INC.

       /s/ Gregory Moss
By:
Name:  Gregory Moss
Title:    President